SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 27, 2013, management of IBERIABANK Corporation (the “Company”) and the Audit Committee of its Board of Directors, after discussions with Ernst & Young LLP, the Company’s independent registered public accounting firm, concluded that the Company miscalculated certain activity between its operating and investing cash flows in the consolidated statements of cash flows for the years ended December 31, 2010 and December 31, 2011, and in previously-filed interim financial statements on Form 10-Q for the first, second and third quarters of 2012 and 2011. The correction does not have an effect on the Company’s regulatory capital ratios, liquidity, consolidated balance sheets, statements of comprehensive income, statements of shareholders’ equity, or any of the notes to the consolidated financial statements for 2011 and 2010, and corresponding interim periods, as well as the interim periods for 2012. As a result of the correction, the Company’s previously-filed interim financial statements on Form 10-Q for the first, second and third quarters of 2012 and 2011, and the consolidated financial statements and related reports of the independent registered public accounting firm on the financial statements included in the Company’s Form 10-K for the years ended December 31, 2010 and December 31, 2011 should no longer be relied upon.

The error was identified by management in 2013 through the operation of the Company’s internal controls over financial reporting, and the Company has concluded that such error does not result in a material weakness in the Company’s internal controls over financial reporting as of December 31, 2012. Using accounting guidance provided in Accounting Standards Codification Topic 250, the Company assessed these items and determined that, while qualitatively immaterial to the consolidated financial statements and notes thereto, the error would be considered quantitatively material to the consolidated statements of cash flows for the years ended December 31, 2011 and 2010, and to the interim statements of cash flows for the three months ended March 31, 2012 and 2011, for the six months ended June 30, 2012 and 2011, and for the nine months ended September 30, 2012 and 2011.

The Company will file corrected consolidated statements of cash flows for the years ended 2010 and 2011 as well as corrected consolidated statements of cash flows for the three months ended March 31, 2012 and 2011, six months ended June 30, 2012 and 2011 and nine months ended September 30, 2012 and 2011 in its 2012 Annual Report on Form 10-K to be filed concurrently with this Form 8-K.

The following table presents the effect this correction has on the consolidated statement of cash flows for the periods indicated:

(Dollars in thousands)	As Previously Reported	Adjustment	As Adjusted
Selected Cash Flow Data

2012
For the Three Months Ended March 31, 2012
(Increase) decrease in other assets	$4,200	$684	$4,884
Net Cash (Used in) Provided by Operating Activities	54,243	684	54,927

Increase in loans receivable, net, excluding loans acquired	(101,618)	(684)	(102,302)

Net Cash (Used in) Provided by Investing Activities	$(46,994)	$(684)	$(47,678)

For the Six Months Ended June 30, 2012

(Increase) decrease in other assets	$(11,609)	$10,633	$(976)
Net Cash (Used in) Provided by Operating Activities	19,303	10,633	29,936

Increase in loans receivable, net, excluding loans acquired	(351,982)	(10,633)	(362,615)

Net Cash (Used in) Provided by Investing Activities	$(310,258)	$(10,633)	$(320,891)

For the Nine Months Ended September 30, 2012
(Increase) decrease in other assets	$(23,963)	$33,786	$9,823
Net Cash (Used in) Provided by Operating Activities	10,239	33,786	44,025

Increase in loans receivable, net, excluding loans acquired	(596,443)	(33,786)	(630,229)

Net Cash (Used in) Provided by Investing Activities	$(304,863)	$(33,786)	$(338,649)

2011
For the Three Months Ended March 31, 2011
(Increase) decrease in other assets	$4,918	$6,784	$11,702
Net Cash (Used in) Provided by Operating Activities	51,884	6,784	58,668

Increase in loans receivable, net, excluding loans acquired	(72,086)	(6,784)	(78,870)
Net Cash (Used in) Provided by Investing Activities	$(1,201)	$(6,784)	$(7,985)

For the Six Months Ended June 30, 2011
(Increase) decrease in other assets	$(23,018)	$26,706	$3,688
Net Cash (Used in) Provided by Operating Activities	42,598	26,706	69,304

Increase in loans receivable, net, excluding loans acquired	(275,961)	(26,706)	(302,667)

Net Cash (Used in) Provided by Investing Activities	$19,338	$(26,706)	$(7,368)

For the Nine Months Ended September 30, 2011
(Increase) decrease in other assets	$(29,742)	$30,184	$442
Net Cash (Used in) Provided by Operating Activities	(14,066)	30,184	16,118

Increase in loans receivable, net, excluding loans acquired	(322,254)	(30,184)	(352,438)
Net Cash (Used in) Provided by Investing Activities	$215,382	$(30,184)	$185,198

For the Year Ended December 31, 2011
(Increase) decrease in other assets	$(51,549)	$57,121	$5,572
Net Cash (Used in) Provided by Operating Activities	(41,363)	57,121	15,758

Increase in loans receivable, net, excluding loans acquired	(503,514)	(57,121)	(560,635)
Net Cash (Used in) Provided by Investing Activities	$82,853	$(57,121)	$25,732

2010
For the Year Ended December 31, 2010
(Increase) decrease in other assets	$163,741	$64,922	$228,663
Net Cash (Used in) Provided by Operating Activities	149,724	64,922	214,646

Increase in loans receivable, net, excluding loans acquired	(58,373)	(64,922)	(123,295)
Net Cash (Used in) Provided by Investing Activities	$7,617	$(64,922)	$(57,305)

Management’s internal review of these matters is ongoing. If the Company obtains additional information material to its periodic financial reports, it will make appropriate disclosure.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of IBERIABANK Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause IBERIABANK Corporation’s actual results to differ materially from those described in the forward-looking statements can be found in IBERIABANK Corporation’s Annual Reports on Form 10-K, which have been filed with the Securities and Exchange Commission and are available on IBERIABANK Corporation’s website ( www.iberiabank.com ) and on the Securities and Exchange Commission’s website ( www.sec.gov ). IBERIABANK Corporation does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: March 1, 2013	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer